UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

AVANT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-225433 (Commission File Number)	38-4053064 (I.R.S. Employer Identification Number)

c/o Eastbiz.com, Inc 5348 Vegas Drive, Las Vegas, NV, 89108

(Address and telephone number of principal executive offices)

(Issuer’s telephone number)

(866) 533-0065

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered
Not applicable

Item 1.02 Termination of a Material Definitive Agreement

On May 13, 2025 (the “Effective Date”), Avant Technologies Inc. (the “Company”) provided formal written notice to GHS Investments, LLC (“GHS”) of its decision to terminate the Equity Financing Agreement (the “ELOC”) dated July 17, 2024, between the Company and GHS. The termination notice was acknowledged and accepted by GHS. As of the Effective Date, both the ELOC and the related Registration Rights Agreement between the Company and GHS are considered terminated and of no further force or effect. The termination was made by mutual agreement, and neither party has any further obligations or liabilities to the other under either agreement.

The Company’s decision to terminate the ELOC was made after careful evaluation of current market conditions and its strategic direction. The Company determined that the terms of the ELOC, including the existing minimum floor price, no longer align with its revised business objectives and shareholder interests.

In addition, the Company withdrew its currently pending Form S-1 registration statement and pursue a revised equity financing structure with improved terms, including a higher minimum floor price of $2 per share. This new structure will be designed to better reflect prevailing market conditions, enhance compliance with applicable regulations, and support transparent corporate governance.

The termination is being made pursuant to Section 9.4 of the Registration Rights Agreement related to the ELOC, which permits termination by mutual consent or as otherwise permitted.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements concerning future financing arrangements and the Company’s business strategy. These statements are based on current expectations and assumptions and involve risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Notice of Termination of Equity Financing Agreement (ELOC) dated May 13, 2025

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 13, 2025	AVANT TECHNOLOGIES INC.

	By:	/s/	Vitalis Racius
		Name:	Vitalis Racius
		Title:	Chief Financial Officer, Director & Treasurer